Income taxes	12 Months Ended
Dec. 31, 2025
Disclosure of Income Tax [abstract]
Income taxes
6. Income taxes
Income before taxes
(USD millions)	2025	2024	2023

Switzerland	16 681	10 098	9 719

Foreign [1]	-329	3 542	-596

Income before taxes from continuing operations	16 352	13 640	9 123

[1] Foreign income before taxes from continuing operations includes the elimination of unrealized profit on intercompany-sourced inventory held at year-end. In 2025, foreign income before taxes from continuing operations was impacted by a higher elimination of unrealized profit due to increased intercompany‑sourced inventory on hand at year‑end compared with prior years.

In 2023 foreign income before taxes from continuing operations was impacted by impairment charges on intangible assets other than goodwill.
Current and deferred income tax expense
The significant components of the provision for income taxes from continuing operations are as follows:
(USD millions)	2025	2024	2023

Switzerland	-1 397	-897	-1 136

Foreign	-1 348	-1 486	-1 290

Current income tax expense	-2 745	-2 383	-2 426

Switzerland	-1 150	-245	355

Foreign	1 510	927	1 520

Deferred tax income	360	682	1 875

Income tax expense from continuing operations	-2 385	-1 701	-551

Analysis of tax rate
Novartis has a substantial business presence in many countries and is therefore subject to income taxes in different tax jurisdictions. This leads to differences in income and expense items that are non-taxable or non-deductible (permanent differences) or are taxed at different statutory tax rates in those tax jurisdictions. As a result, there is a difference between our applicable tax rate and effective tax rate.
The applicable tax rate changes from year to year due to changes in the mix of the Company’s income before taxes and changes in statutory tax rates since it is calculated as the weighted average tax rate based on the income before taxes of each subsidiary.
The main elements contributing to the difference between the Company’s overall applicable tax rate and the effective tax rate are shown in the following table:
(As a percentage)	2025	2024	2023

Applicable tax rate	13.4	12.3	15.0

Effect of disallowed expenditures	0.9	1.6	1.4

Effect of income taxed at reduced rates	-0.2	-0.2	-0.6

Effect of income not subject to tax	-0.1	-0.1	-2.5

Effect of tax credits and allowances	-3.0	-3.2	-3.9

Effect of release of contingent consideration liability	0.0	0.0	-0.3

Effect of tax rate changes on current and deferred tax assets and liabilities	-0.8	0.3	-1.6

Effect of derecognition and reversals of derecognition of deferred tax assets	0.1	1.4	0.9

Effect of write-down of investments in subsidiaries	0.2	-1.2	-3.0

Effect of prior-year items	-0.6	-0.6	0.0

Effect of changes in uncertain tax positions	0.4	-1.8	0.1

Effect of other items [1]	4.3	4.0	0.5

Effective tax rate from continuing operations	14.6	12.5	6.0

[1] 2025 includes the impact to current income tax expenses of Pillar Two tax legislation enacted in Switzerland and other countries (+2.0%) and the tax impact on intercompany transactions (+1.2%)
2024 includes the effect of tax charges related to the expansion of products in the Swiss Patent Box regime (+1.0%) and the effect of a non-deductible impairment of goodwill (+1.7%)
The effective tax rate of Novartis fluctuates primarily as a result of, among other factors, changes in income before taxes between countries with varying statutory tax rates and the effects of disallowed expenditures, income not subject to tax, tax credits and allowances, tax rate changes on cur- rent and deferred tax assets and liabilities, derecognition and reversals of derecognition of deferred tax assets, write-down of investments in subsidiaries, and changes in uncertain tax positions. The table above provides the details of the significant items that impact the comparability of the effective tax rate between years.
On July 4, 2025, the United States enacted Public Law No. 119–21 (commonly referred to as the “One Big Beautiful Bill Act” (“OBBBA”) that contains tax reform provisions. The OBBBA leaves the U.S. corporate tax rate unchanged at 21% and, in addition, among other changes, extends or revises key provisions of the Tax Cuts and Jobs Act (“TCJA”) enacted in 2017, which were set to expire or change at the end of 2025.
Certain provisions of the OBBBA required a revaluation of a deferred tax asset. The impact of the revaluation was not material to the consolidated financial statements. However, given the complexity of tax laws, related regulations, and evolving interpretations, our estimates may require revision as additional information becomes available regarding the application of the OBBBA provisions.
The Basel-Stadt cantonal tax rate change, enacted on March 23, 2025, and effective January 1, 2026, will increase the cantonal tax rate from 6.5% to 8.5% and the blended Swiss cantonal and federal tax rate from 13.04% to 14.53%, impacting the Company’s Basel-Stadt-domiciled operating subsidiaries. The enactment required revaluation of deferred tax assets and liabilities to the new tax rates at the date of enactment. The impact of the deferred tax assets and liabilities revaluation was not material.
In December 2021, the OECD issued model rules for a new global minimum tax framework (Pillar Two). Novartis is within the scope of the OECD Pillar Two model rules. Several governments in countries in which Novartis operates are in the process of enacting or have enacted tax legislation to comply with Pillar Two.
In December 2023, Switzerland partially implemented Pillar Two, whereby effective from January 1, 2024, a 15% minimum taxation is assessed on Pillar Two qualifying profits earned by companies domiciled in Switzerland (Qualified Domestic Minimum Top-Up Tax). This Qualified Domestic Minimum Top-Up Tax (QDMTT) does not apply to the Pillar Two qualifying profits earned by a company’s affiliates domiciled in tax jurisdictions outside of Switzerland.
On September 4, 2024, Switzerland enacted the Income Inclusion Rule (IIR) effective January 1, 2025, which complements the QDMTT. This IIR imposes a 15% minimum top-up tax on the profits of foreign subsidiaries of Swiss-based multinational companies. In 2025, there was no amounts owed by the Company under the IIR in Switzerland.
Pillar Two tax legislation enacted in jurisdictions where we operate did not have a material impact on the Company’s results of operations, financial position or cash flows in 2025, 2024 and 2023.
For disclosures on income taxes paid in 2025, 2024 and 2023, see Note 23.2.